Prudential Small Cap Value Fund
Prudential Small Cap Value Fund
Class A: PZVAX	Class L: N/A
Class B: PZVBX	Class M: N/A
Class C: PZVCX	Class New X: N/A

Summary Prospectus	September 27, 2010

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at www.prudentialfunds.com. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: PrudentialSmallCapValueFund@prudentialfundsemail.com

The Fund's Prospectus and SAI, both dated September 27, 2010, and the Fund's most recent shareholder report, dated July 31, 2010, are all incorporated by reference into this Summary Prospectus.

MF 504A

INVESTMENT OBJECTIVE

The Fund's investment objective is above-average capital appreciation.

FUND FEES AND EXPENSES

The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and an eligible group of investors purchase, or agree to purchase in the future, more than $25,000 in shares of the Fund or other funds in the Prudential Investments family of funds. More information about these discounts is available from your financial professional and is explained in Reducing or Waiving Class A's Initial Sales Charge on page 31 of the Fund's Prospectus and in the Fund's Statement of Additional Information (SAI), in Rights of Accumulation on page 52.
Shareholder Fees (paid directly from your investment)
	Class A	Class B	Class C	Class L	Class M	Class New X (Class X)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.5%	None	None	5.75%	None	None
Maximum deferred sales charge (load)	1%	5%	1%	1%	6%	6%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None	None
Redemption fee	None	None	None	None	None	None
Exchange fee	None	None	None	None	None	None
Maximum account fee (accounts under $2,500)	$15	$15	$15	$15	$15	$15

Annual Fund Operating Expenses % (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class L	Class M	Class X
Management fees	.70	.70	.70	.70	.70	.70
+ Distribution and service (12b-1) fees	.30	1.00	1.00	.50	1.00	1.00
+ Other expenses	.60	.60	.60	.60	.60	.60
= Total annual Fund operating expenses	1.60	2.30	2.30	1.80	2.30	2.30

Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$704	$1,027	$1,373	$2,346	$704	$1,027	$1,373	$2,346
Class B	733	1,018	1,330	2,378	233	718	1,230	2,378
Class C	333	718	1,230	2,636	233	718	1,230	2,636
Class L	747	1,109	1,494	2,569	747	1,109	1,494	2,569
Class M	833	1,118	1,430	2,461	233	718	1,230	2,461
Class X	833	1,118	1,530	2,636	233	718	1,230	2,636

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 21% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. We seek investments that will increase in value. To achieve our objective, the subadviser invests in stocks of small-cap companies using a disciplined, quantitative approach to invest in stocks that the subadviser believes are out of favor and are undervalued based on price-to-earnings ratios and other value factors. The subadviser looks for stocks meeting these criteria in all sectors of the market. Generally, the subadviser will consider selling or reducing a stock position when, in its opinion, the stock no longer offers above-average appreciation potential, or no longer meets the subadviser's definition of a value stock. A price decline of a stock does not necessarily mean that the stock will be sold at that time. The Fund may hold in excess of 300 securities.

The subadviser normally invests at least 80% of the Fund's investable assets in common stocks and securities convertible into common stocks of small-cap companies, which we consider to be companies with market capitalizations within the market cap range of companies included in the Russell 2000 Index or the Standard & Poor's SmallCap 600 Index (measured at the time of purchase). The market capitalization within the range will vary, but as of July 31, 2010, the average market capitalization of companies included in the Russell 2000 Index was approximately $993 million, and the market capitalization of the largest company included in the Russell 2000 Index was approximately $2.7 billion. As of September 7, 2010, the market capitalization range of the Standard & Poor's SmallCap 600 Index was from approximately $30 million to approximately $2.4 billion.

The subadviser may invest up to 20% of the Fund's assets in foreign securities, including stocks and other equity-related investments and other investment-grade fixed-income securities of foreign issuers. The Fund's investments in foreign securities may include issuers located in emerging markets. American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and other similar receipts or shares traded in U.S. markets are not considered to be foreign securities. The Fund's investments in ADRs, ADSs and other similar receipts or shares may include unsponsored receipts of shares.

The Fund may also invest up to 25% of Fund assets in real estate investment trusts (REITs).

While we make every effort to achieve our investment objective, we can't guarantee success.

Principal Risks of Investing in the Fund. All investments have risks to some degree. Please remember that an investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.

Recent Market Events. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Equity Securities Risk. There is the risk that the price of a particular stock the Fund owns could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of them in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Small Company Risk. Small company stocks present above-average risks. This means that when stock prices decline overall, the Fund may decline more than a broad-based securities market index. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies tend to be less liquid and fluctuate in value more than the stocks of larger, more established companies.

Value Style Risk. Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.

Market Risk. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Securities markets are volatile. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Regardless of how well an individual investment performs, if financial markets go down, you could lose money.

Management Risk. Actively managed mutual funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these techniques will produce the desired results. Additionally, the securities selected by the subadviser may underperform the markets, in general, the Fund's benchmark and other mutual Funds with similar investment objectives.

Real Estate Investment Trusts (REITs). In addition to the risks generally associated with equities, the performance of a REIT depends on the strength of real estate markets, REIT management and property management, all of which can be affected by many factors, including national and regional economic conditions.

Illiquid Securities Risk. The risk that a Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.

For more information on the risks of investing in this Fund, please see How the Fund Invests - Investment Risks in the Prospectus and Investment Risks and Considerations in the SAI.

The Fund's Past Performance. The following bar chart shows the Fund's performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns for the share class compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.prudentialfunds.com.
Annual Total Returns (Class A Shares)[1]
Best Quarter: 2nd Quarter 2003 20.14% Worst Quarter: 4th Quarter 2008 -22.19%

1 These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver of 0.05%, the annual returns would have been lower, too. Effective December 1, 2007 such waiver has been terminated. The return for Class A shares from January 1, 2010 to June 30, 2010 was -1.65%.

Average Annual Total Returns % (as of 12-31-09)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class B shares	11.73	-1.22	7.66	-
Class C shares	15.61	-1.11	7.65	-
Class L shares	10.33	N/A	N/A	-3.55 (8/22/2005)
Class M shares	11.31	N/A	N/A	-2.57 (8/22/2005)
Class X shares	11.62	N/A	N/A	-2.67 (8/22/2005)

Class A Shares %
Return Before Taxes	10.98	-1.49	7.84	7.94
Return After Taxes on Distributions	10.93	-2.84	6.40	6.52
Return After Taxes on Distribution and Sale of Fund Shares	7.21	-1.17	6.57	6.67

° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary due to differing sales charges and expenses.

Index % (reflects no deduction for fees, expenses or taxes)
Russell 2000 Value Index	20.58	-0.01	8.27
Russell 2000 Index	27.17	0.51	3.51
Lipper Average	32.57	0.91	8.11

MANAGEMENT OF THE FUND

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Quantitative Management Associates LLC	John P. Leib, CFA	Principal & Portfolio Manager	January 2007
		Deborah D. Woods	Principal & Portfolio Manager	January 2007
		Robert Leung, CFA	Investment Associate & Portfolio Manager	July 2009

BUYING AND SELLING FUND SHARES

	Minimum Initial Investment	Subsequent Investments
Fund shares (most cases)	$2,500	$100
Retirement accounts and custodial accounts for minors	$1,000	$100
Automatic Investment Plan (AIP)	$50	$50

You can purchase or redeem shares through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852. Redemption proceeds may be sent by mail, by Federal funds wire or deposited directly into your bank account if you have established the link.

TAX INFORMATION

Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION

Potential Conflicts of Interest. If you purchase Fund shares through a financial services firm, the Fund, the Manager, or their related companies may pay the financial services firm for the sale of Fund shares and/or for services to shareholders. These payments may create a conflict of interest by influencing the financial services firm or the firm's representatives to recommend the Fund over another investment. Ask your financial services firm or representative for more information or visit your financial services firm's website.

By Mail:	Prudential Mutual Fund Services LLC, PO Box 9658, Providence, RI 02940
By Telephone:	800-225-1852 or 973-367-3529 (outside the US)
On the Internet:	www.prudentialfunds.com

MF 504A